SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 29, 2005

ITRONICS INC.

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                                           Texas                                    33-18582                                   75-2198369

                         (State or other jurisdiction                 (Commission File                              (IRS Employer

                                 of incorporation)                             Number)                                   Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada      89509

                (Address of Principal Executive Offices)                               Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Item 8.01: Other Events

On March 29, 2005 the Company announced that registration for sale of nine GOLD’n GRO fertilizer products has been completed in Oregon. A copy of the press release is attached as Exhibit 99.

Exhibits:

Exhibit 99               Press release dated March 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                             ITRONICS INC.

                                                                                                 (Registrant)

Date: April 4, 2005                                                                        By: /S/ John W. Whitney

                                                                                                           John W. Whitney

                                                                                                           President, Treasurer and Director

                                                                                                           (Principal Executive and Financial

                                                                                                           Officer)